NATIONWIDE MUTUAL FUNDS
Nationwide Small Company Growth Fund

Supplement dated September 6, 2024
to the Summary Prospectus dated February 28, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the heading “Portfolio Management - Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Keith A. Lee	Chief Executive Officer & Senior Portfolio Manager	Since 2012
Kempton M. Ingersol	Managing Director & Senior Portfolio Manager	Since 2012
Damien L. Davis, CFA	Managing Director, Chief Investment Officer & Senior Portfolio Manager	Since 2013
Daman C. Blakeney	Managing Director & Senior Portfolio Manager	Since 2018
Chaitanya Yaramada, CFA	Managing Director & Senior Portfolio Manager	Since 2019
Fujun Wu, CFA	Director, Portfolio Manager & Senior Analyst	Since 2024

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